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                                                                    EXHIBIT 6(a)





                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Flexible Premium Variable Life Insurance Policies


We consent to the inclusion in this registration statement on Form S-6 (File No. 33-65399) of our report dated February 20, 1998, on our audit of the financial statements of KILICO Variable Separate Account and to the reference to our firm under the caption "Experts."


                                                PricewaterhouseCoopers LLP



Chicago, Illinois
January 22, 1999
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors of
Kemper Investors Life Insurance Company and
Contract Owners of KILICO Flexible Premium Variable Life Insurance Policies

We consent to the inclusion in this registration statement on Form S-6 (File No. 33-65399) of our report dated March 18, 1998, on our audit of the consolidated financial statements of Kemper Investors Life Insurance Company and to the reference to our firm under the caption "Experts."


                                                      PricewaterhouseCoopers LLP

Chicago, Illinois
January 22, 1999